Exhibit 10.4

Execution Version

FIRST AMENDMENT TO THE

CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of February 28, 2025 (this “Amendment”), to the Credit Agreement (as defined below) is by and among The Jones Financial Companies, L.L.L.P., a Missouri limited liability limited partnership (“JFC”), Edward D. Jones & Co., L.P., a Missouri limited partnership (“EDJ”, and together with JFC, collectively, the “Borrowers”, or each individually, a “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

W I T N E S S E T H

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of October 18, 2022 (the “Existing Credit Agreement”, and as amended pursuant to this Amendment hereinafter referred to as the “Credit Agreement”);

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Existing Credit Agreement may be amended pursuant to a written agreement entered into by the Borrowers and the Required Lenders;

WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and upon the terms and conditions set forth herein;

WHEREAS, the Lenders party hereto constitute the Required Lenders and such Lenders hereby notify the other parties hereto of their consent to this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.
Amendment to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), each Lender party hereto (which collectively constitute the Required Lenders) hereby consents to amend the Existing Credit Agreement as follows:
(a)
Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definition in alphabetical order:

““JFC Partnership Agreement” means the Twenty-Second Amended and Restated Agreement of Registered Limited Liability Limited Partnership of JFC, dated as of August 15, 2023, as in effect on February 28, 2025 (as may be amended, amended and restated or otherwise modified from time to time, provided that any such amendment, amendment and restatement or other modification does not increase the amount or nature of any redemptions or distributions permitted hereunder relating to the Profit Interests).

“Profits Interest” has the meaning set forth in the JFC Partnership Agreement.

“Profits Interest Holder” has the meaning set forth in the JFC Partnership Agreement.”

(b)
The definition of “Repurchase Obligation” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Repurchase Obligation” means any obligation of a Borrower set forth in its Organizational Documents to (i) repurchase general partner, limited partner and subordinated limited partner interests or (ii) redeem Profits Interests of Profits Interest Holders in accordance with Section 6.11 of the JFC Partnership Agreement, in each case, in the ordinary course of its business.”

(c)
Section 5.03(f)(i)(E) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(E) distributions to its partners (including, without limitation, Profits Interest Holders) required by such Borrower’s Repurchase Obligations;”

(d)
Section 5.03(f)(i)(H) of the Existing Credit Agreement is hereby amended to delete the word “and” at the end thereof.
(e)
Section 5.03(f)(i)(I) of the Existing Credit Agreement is hereby amended to add the word “and” at the end thereof.
(f)
Section 5.03(f)(i) of the Existing Credit Agreement is hereby amended to add a new clause (J) immediately after clause (I) as follows:

“(J) distributions to its Profits Interest Holders pursuant to Section 8.2A(i)(b) of the JFC Partnership Agreement in connection with Profits Interests, which provides for distributions at least annually to such Profits Interest Holders in accordance with, and subject to, the terms thereof.”

3.
Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”):
(a)
Execution of Counterparts: The Administrative Agent (or its counsel) shall have received from the Borrowers, the Administrative Agent and the Required Lenders either a counterpart of this Amendment signed on behalf of such party or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page (whether signed manually or electronically) of this Amendment) that such party has signed a counterpart of this Amendment.
(b)
Representations and Warranties. As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties set forth in Section 3.01 of the Credit Agreement are true and correct in all material respects on and as of such date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects, and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects as of such earlier date)).

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(c)
No Default. As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(d)
Fees and Expenses. The Administrative Agent shall have received, on or prior to the Amendment Effective Date, all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced not less than one (1) Business Day prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses and other amounts required to be reimbursed or paid by any Borrower.

The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

4.
Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and each Lender, as follows:
(a)
the representations and warranties set forth in Section 3.01 of the Credit Agreement are true and correct in all material respects, before and after giving effect to this Amendment, on and as of the date hereof (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects, and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects as of such earlier date)); and
(b)
no event has occurred and is continuing, or would result from the Amendment, that constitutes a Default or Event of Default.
5.
Fees and Expenses. The Borrowers shall pay all accrued fees of the Administrative Agent and the Lenders and all reasonable expenses (including the reasonable accrued fees and expenses of counsel to the Administrative Agent) for which the Administrative Agent has submitted a reasonably detailed invoice to the Borrowers, in accordance with and subject to Section 9.03 of the Credit Agreement.
6.
Effect on the Credit Documents.
(a)
Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms. The Borrowers hereby agree, with respect to each Credit Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Credit Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Existing Credit Agreement or any other Credit Document.
(b)
Upon the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other Credit Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Existing Credit Agreement, as amended and modified by this Amendment.
(c)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Credit Agreement.

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(d)
The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Credit Document.
7.
Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement shall apply mutatis mutandis to this Amendment as if set forth herein.
8.
Amendment; Counterparts; Electronic Signatures. This Amendment may not be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders in accordance with Section 9.02 of the Credit Agreement. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

[Signatures to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE JONES FINANCIAL COMPANIES, L.L.L.P., as a

Borrower

By /s/ Brian D. Buckley

Name: Brian D. Buckley

Title: General Partner, Treasury

EDWARD D. JONES & CO., L.P., as a Borrower

By /s/ Brian D. Buckley

Name: Brian D. Buckley

Title: General Partner, Treasury

[Signature Page to the Credit Agreement]

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and as Lender

By /s/ Frank Gary

Name: Frank Gary

Title: Executive Director

[Signature Page to the Credit Agreement]

Fifth Third Bank, National Association, as Lender

By /s/ Mary Ann Lemonds

Mary Ann Lemonds, Senior Vice President

[Signature Page to the Credit Agreement]

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Lender

By /s/ Nick Brokke

Name: Nick Brokke

Title: Executive Director

[Signature Page to the Credit Agreement]

BANK OF MONTREAL, as Lender

By /s/ Patrick O'Grady

Name: Patrick O’Grady

Title: Managing Director

[Signature Page to the Credit Agreement]

The Bank of New York Mellon, as Lender

By /s/ Adim Offurum

Name: Adim Offurum

Title: Director

[Signature Page to the Credit Agreement]

The Northern Trust Company, as Lender

By /s/ Jack Stibich

Name: Jack Stibich

Title: Second Vice President

[Signature Page to the Credit Agreement]

U.S. Bank National Association, as Lender

By /s/ Chris Doering

Name: Chris Doering

Title: Senior Vice President

[Signature Page to the Credit Agreement]

Bank of America, N.A., as Lender

By /s/ Maryanne Fitzmaurice

Name: Maryanne Fitzmaurice

Title: Director

[Signature Page to the Credit Agreement]

BOKF,NA, as Lender

By /s/ Ryan Humphrey

Name: Ryan Humphrey

Title: Senior Vice President

[Signature Page to the Credit Agreement]

Commerce Bank., as Lender

By /s/ Chris S. Comerford

Name: Chris S. Comerford

Title: VP, Relationship Manager

[Signature Page to the Credit Agreement]

PNC Bank., National Association, as Lender

By /s/ Paul Gleason

Name: Paul Gleason

Title: Senior Vice President

[Signature Page to the Credit Agreement]

TRUIST BANK., as Lender

By /s/ Richard W. Jantzen III

Name: Richard Jantzen III

Title: Director

[Signature Page to the Credit Agreement]

UMB Bank, N.A., as Lender

By /s/ Daniel P Genovese

Name: Daniel P. Genovese

Title: Senior Vice President

By /s/ J. Rush James

Name: J. Rush James

Title: Senior Vice President

[Signature Page to the Credit Agreement]